                                                                  DELAWARE GROUP

                                                                   Delaware Cash
                                                                         Reserve

[various photo demonstrating
service and guidance, professional management and goals]

service and guidance

                                                         professional management

goals


                                                                            1997
                                                                          Annual
                                                                          Report

DELAWARE
GROUP
--------

A Commitment
      To Our
   Investors

The Delaware Group investing tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage annuity investments and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $32 billion in mutual fund assets and institutional advisory accounts for nearly half-a-million investors. We're part of a global financial services and investment management business owned by Lincoln National Corp., whose subsidiaries manage more than $100 billion in assets.

[Photo of glasses, pen and keyboard]

A TRADITION OF SOUND INVESTING

money market

Delaware Cash Reserve
Objective

{Photo of illustration from Money Market brochure]

To provide maximum current income while preserving principal and maintaining liquidity.

commitment

March 24, 1997

(Photo of Wayne A. Stork, Chairman)

Dear Shareholder:

Delaware Cash Reserve A Class shares provided a total return of +4.61% during fiscal 1997 as the fixed-income securities market was dominated by uncertainty about inflation and Federal Reserve Board policy. U.S. economic growth has remained strong, prompting the Federal Reserve Board to raise the interest rate charged on overnight bank loans by 25 basis points (0.25%) in late March.
        Your Fund's annualized yield for the seven days ended March 31, 1997 - 4.69% for Class A shares - was 20 basis points (0.20%) higher than a year earlier, increasing Delaware Cash Reserve's income potential. With a relatively short weighted average maturity of 42 days at the fiscal year's end, we believe your Fund is well-positioned to benefit from any further increase in interest rates in the coming months.
        Like all money market funds, Delaware Cash Reserve is not designed for long-term growth, but it can be a sensible place to hold money for your short-term needs or money you plan to move to other investments.
        We thank you for being among the more than 40,000 shareholders of Delaware Cash Reserve and we look forward to helping you reach your investment goals.

We believe your Fund is well-positioned to benefit from any further increase in interest rates in the coming months.

Sincerely,

[signature]

Wayne A. Stork
Chairman, President and Chief Executive Officer



Average Annual Total Return
                                                             March 31, 1996
                                                           to March 31, 1997

Delaware Cash Reserve A Class                                    +4.61%
U.S. Consumer Price Index (Inflation)                            +3.00%

Performance of Delaware Cash Reserve assumes reinvestment of dividends. The U.S. Consumer Price Index is calculated by the U.S. government and represents the change in the price of goods and services for all urban consumers. Performance information for all Fund classes can be found on page 3.

                          1997 annual report                                  1

(Photo of Gary A. Reed)

A short effective maturity in a rising rate environment helps preserve principal and can provide us with the flexibility to "lock-in" greater income potential by extending maturity after rates move upward.

Portfolio Manager's Review

We believe interest rates are likely to rise for the balance of calendar 1997. Compared to a year ago, we have shortened the weighted average maturity of Delaware Cash Reserve's portfolio by two days to 42 days as of March 31, 1997.
        Your Fund's weighted average maturity was somewhat lower than the 53-day weighted average maturity of money market funds nationwide, as measured by the IBC/Donoghue Money Market Fund Average. This reflects our expectation that the Federal Reserve will maintain a firm anti-inflation policy.
        A short maturity in a rising rate environment helps preserve principal and can provide Delaware Cash Reserve with the flexibility to "lock-in" greater income potential after rates move upward. Generally, the Fund lengthens average maturity to capture high interest rates for as long as possible as the economy moves into a period of declining interest rates and shortens maturity in anticipation of higher rates. By law, the average maturity of a money market fund portfolio must be 90 days or less.
        During the year, we significantly increased the Fund's holdings of commercial paper as a share of net assets and substantially decreased its holdings of U.S. government obligations and floating rate notes, short-term obligations whose yields fluctuate.
        Commercial paper is issued by corporations and financial institutions to finance short-term operational needs. Generally, these securities offer interest rates that are higher than rates available from bank deposits and government securities. The Fund buys only high quality commercial paper issued by large businesses with very high credit ratings.

Gary A. Reed
Senior Portfolio Manager
April 4, 1997

HOW YOUR FUND'S PORTFOLIO HAS CHANGED


Net Assets as of:                   March 31, 1996          March 31, 1997
U.S. Government Obligations              11%                      -
Certificates of Deposit                  10%                      6%
Short-Term Time Deposits                 18%                     20%
Floating Rate Notes                      12%                      9%
Commercial Paper                         42%                     60%
Other                                     5%                      5%



2                               1997 annual report

Fund Performance

DELAWARE CASH RESERVE'S PERFORMANCE

Growth of a $10,000 Investment
1992-1997

       Delaware Cash Reserve A                   U.S. Consumer Price Index
3/92         $10,000                                    $10,000
3/93         $10,287                                    $10,309
3/94         $10,523                                    $10,567
3/95         $10,945                                    $10,869
3/96         $11,493                                    $11,165
3/97         $12,024                                    $11,493


Your Fund's performance outpaced inflation for the five-year period ended March 31, 1997. This is important because it means that the money investors have set aside in Delaware Cash Reserve for near-term and emergency needs and for future investment has more than maintained its purchasing power.

Past performance is not a guarantee of future results. The U.S. Consumer Price Index represents consumer inflation as calculated by the U.S. government. An investment in a money market fund is neither insured nor guaranteed by the U.S. government. Performance of other Fund classes vary due to different charges and expenses.

Delaware Cash Reserve Performance
Average Annual Total Return through March 31, 1997

----------------------------------------------------------------------------------------------------------------
                                              Ten Years         Five Years        One Year      Seven-Day Yield
----------------------------------------------------------------------------------------------------------------
Class A (Est.1978)                             +5.38%             +3.75%            +4.61%           4.69%
Consultant Class (Est. 1988)                   +5.12%             +3.50%            +4.36%           4.44%
                                               Lifetime                           One Year      Seven-Day Yield
----------------------------------------------------------------------------------------------------------------
Class B (Est.1994)
    Excluding Sales Charge                     +3.56%               -               +3.58%           3.69%
    Including Sales Charge                     +2.59%               -               -0.42%
----------------------------------------------------------------------------------------------------------------
Class C (Est.1995)                                                                                   3.69%
    Excluding Sales Charge                     +3.61%               -               +3.58%
    Including Sales Charge                     +3.61%               -               +2.58%

Past performance does not guarantee future results. Return and yield fluctuate. All performance reflects reinvestment of dividends. Money market funds strive to maintain a net asset value of $1 a share. However, there is no guarantee this goal will be met.

Class A shares are available without sales charges or any 12b-1 fee. Consultant Class performance after March 31, 1988, reflects the impact of a 12b-1 fee.

Class B shares, initially offered May 2, 1994, do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge if redeemed before the end of the sixth year.

Class C shares, initially offered November 29, 1995, are subject to a 1% annual distribution and service fee and will be subject to a deferred sales charge of up to 1% if redeemed within the first 12 months.

Delaware Cash Reserve Classes B and C are available only as part of an overall investment program using other Class B or Class C funds. Direct investment into Delaware Cash Reserve Class B may be made only when establishing a Wealth Builder plan. Lifetime performance "excluding sales charge" for these classes assumes investment was not redeemed.

                                 1997 annual report                           3

Financial Statements
Delaware Group Cash Reserve, Inc.*
Statement of Net Assets / March 31, 1997

                                                      Principal
                                                        Amount          Value
                                                    ----------------------------
COMMERCIAL PAPER - 59.79%
Financial Services - 35.72%
ABN AMRO North American Financial, Chicago
  5.37% 07/09/97 .................................   $ 21,000,000   $ 20,690,981
Allianz of America Financial 5.50% 04/17/97 ......      8,000,000      7,980,444
Allianz of America Financial 5.35% 05/20/97 ......      4,000,000      3,970,872
Allianz of America Financial 5.27% 05/21/97 ......      8,000,000      7,941,444
Ciesco L.P. 5.33% 04/22/97 .......................     10,000,000      9,968,908
Ciesco L.P. 5.30% 05/06/97 .......................      3,000,000      2,984,542
Ciesco L.P. 5.33% 06/03/97 .......................     10,000,000      9,906,725
General Re Corporation 5.55% 06/03/97 ............     10,000,000      9,902,875
International-Nederlanden U.S.Insurance Holdings
  5.35% 04/30/97 .................................     10,000,000      9,956,903
International-Nederlanden U.S. Insurance Holdings
  5.25% 05/14/97 .................................      6,000,000      5,962,375
Kingdom of Sweden 5.27% 09/15/97 .................     10,000,000      9,755,531
Metlife Funding 5.29% 04/07/97 ...................      6,022,000      6,016,691
MetLife Funding 5.31% 05/06/97 ...................     10,000,000      9,948,375
MetLife Funding 5.32% 06/02/97 ...................      9,500,000      9,412,959
Pitney Bowes Credit 5.31% 06/17/97 ...............     10,000,000      9,886,425
Rabobank USA Finance 5.32% 04/09/97 ..............     10,000,000      9,988,178
SAFECO Credit Co. 5.29% 04/07/97 .................      7,000,000      6,993,828
SAFECO Credit Co. 5.31% 04/29/97 .................      9,000,000      8,962,830
SAFECO Credit Co. 5.48% 06/19/97 .................      5,000,000      4,939,872
Siemens Capital 5.30% 04/10/97 ...................     10,000,000      9,986,750
Siemens Capital 5.33% 06/06/97 ...................     10,000,000      9,902,283
U.S. Bancorp 5.28% 05/08/97 ......................      4,950,000      4,923,138
Unum 5.32% 04/22/97 ..............................      7,000,000      6,978,277
Unum 5.32% 05/07/97 ..............................      5,000,000      4,973,400
USAA Capital Corporation 5.30% 06/02/97 ..........      8,000,000      7,926,978
USAA Capital Corporation 5.55% 06/16/97 ..........      6,860,000      6,779,624
USAA Capital Corporation 5.28% 06/24/97 ..........     10,000,000      9,876,800
                                                                     -----------
Total Financial Services .........................                   226,518,008
                                                                     -----------
Industrial - 5.10%
Campbell Soup 5.26% 08/21/97 .....................     10,000,000      9,792,522
St. Paul Companies 5.30% 04/15/97 ................     10,000,000      9,979,389
Warner Lambert 5.28% 06/18/97 ....................      2,600,000      2,570,256
Zeneca Wilmington 5.33% 04/22/97 .................     10,000,000      9,968,908
                                                                     -----------
Total Industrial .................................                    32,311,075
                                                                     -----------

Mortgage Bankers and Brokers - 18.97%
Bear Stearns Cos 5.35% 04/24/97 ..................      7,000,000      6,976,074
Bear Stearns Cos 5.30% 05/14/97 ..................     10,000,000      9,936,694
CS First Boston 5.32% 04/17/97 ...................     10,000,000      9,976,356
CS First Boston 5.35% 04/29/97 ...................      7,000,000      6,970,872
CS First Boston 5.60% 07/15/97 ...................      9,000,000      8,853,000
Goldman Sachs Group 5.35% 04/21/97 ...............     10,000,000      9,970,278
Goldman Sachs Group 5.32% 05/05/97 ...............      7,000,000      6,964,829
Goldman Sachs Group 5.28% 05/20/97 ...............      9,000,000      8,935,320
Merrill Lynch 5.35% 04/22/97 .....................      7,000,000      6,978,154
Merrill Lynch 5.32% 06/10/97 .....................      9,000,000      8,906,900
Morgan, J.P. & Co. 5.34% 05/13/97 ................     10,000,000      9,937,700

                                                      Principal
                                                        Amount          Value
                                                    ----------------------------
COMMERCIAL PAPER (CONTINUED)
Mortgage Bankers and Brokers
     (CONTINUED)
Morgan Stanley Group 5.34% 04/15/97 ................ $  10,000,000  $  9,979,233
Morgan Stanley Group 5.34% 04/21/97 ................    10,000,000     9,970,333
Morgan Stanley Group 5.31% 05/14/97 ................     6,000,000     5,961,945
                                                                     -----------
Total Mortgage Bankers and Brokers .................                 120,317,688
                                                                     -----------
Total Commercial Paper .............................                 379,146,771
                                                                     -----------

CERTIFICATES OF DEPOSIT - 6.30%
Euro-Certificates of Deposit - 3.15%
International Nederlanden Bank
  5.45% 04/29/97 ...................................    10,000,000    10,000,152
Sudwest Deuts Landesbank 5.55% 07/14/97 ............    10,000,000    10,000,422
                                                                     -----------
Total Euro-Certificates of Deposit .................                  20,000,574
                                                                     -----------

Yankee Certificates of Deposit - 3.15%
Rabobank Nederland, New York
  5.40% 04/30/97 ...................................    10,000,000    10,000,159
West Deutsche Landesbank Girozentrale
  5.54% 07/28/97 ...................................    10,000,000    10,000,000
                                                                     -----------
Total Yankee Certificates of Deposit ...............                  20,000,159
                                                                     -----------
Total Certificates of Deposit ......................                  40,000,733
                                                                     -----------

+FLOATING RATE NOTES - 8.83%
Bank One Columbus Floating Rate Note
  5.33% 09/24/97 ...................................     9,000,000     8,997,057
Boatmens 1st National Bank Floating Rate Notes
  5.43% 06/17/97 ...................................     8,000,000     8,000,000
Federal Farm Credit Bank-Medium Term Note
  5.55% 02/20/98 ...................................     8,000,000     7,995,833
Federal National Mortgage Association -
Medium Term Note 5.297% 05/02/97 ...................    11,000,000    10,991,911
Federal National Mortgage Association
Floating Rate Note 5.61% 08/01/97 ..................     5,000,000     5,000,000
Student Loan Marketing Association -
Medium Term Note 5.59% 10/03/97 ....................     8,000,000     7,997,649
Student Loan Marketing Association
  5.66% 08/04/97 ...................................     7,000,000     6,997,389
                                                                     -----------
Total Floating Rate Notes ..........................                  55,979,839
                                                                     -----------

SHORT-TERM TIME DEPOSITS - 20.38%
Berliner Handels-Und Frankfurter Bank, New York
  6.50% 04/01/97 ...................................    26,000,000    26,000,000
Den Danske Bank, New York 6.75% 04/01/97 ...........    26,000,000    26,000,000
Dresdner Bank, Toronto 6.19% 04/01/97 ..............    26,000,000    26,000,000
Norddeutsch Bank, New York 6.75% 04/01/97 ..........    26,000,000    26,000,000
Royal Bank of Scotland, New York
  6.50% 04/01/97 ...................................    25,225,000    25,225,000
                                                                     -----------
Total Short-Term Time Deposits .....................                 129,225,000
                                                                     -----------
----------
*This Fund is known and does business as Delaware Cash Reserve.

4                                1997 annual report

                                                      Principal
                                                        Amount          Value
                                                    ----------------------------
MISCELLANEOUS INVESTMENTS -  3.47%
Bank of America, Bank Note 5.52% 06/19/97 .......... $10,000,000     $10,000,000
Bank of America, Bank Note 5.52% 11/21/97 ..........   6,000,000       5,997,753
Bank of America, Illinois 5.70% 05/28/97 ...........   6,000,000       5,997,959
                                                                      ----------
Total Miscellaneous Investments ....................                  21,995,712
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.77%
  (COST $626,348,055)* ..........................................   $626,348,055
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.23% .........      7,783,458
                                                                    ------------

NET ASSETS APPLICABLE TO 594,877,002 DELAWARE CASH RESERVE
  A CLASS SHARES, 12,987,826 DELAWARE CASH RESERVE B CLASS
  SHARES, 2,798,547 DELAWARE CASH RESERVE C CLASS SHARES,
  23,468,138 DELAWARE CASH RESERVE CONSULTANT CLASS
  SHARES OUTSTANDING; EQUIVALENT TO $1.00 PER SHARE -
  100.00%........................................................   $634,131,513
                                                                    ============
__________________
+For Floating Rate Notes, the interest rate shown is the rate as of March
 31, 1997, and the maturity date shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
*Also the cost for federal income tax purposes.

                             See accompanying notes

Delaware Group Cash Reserve, Inc.
Statement of Operations
Year Ended March 31, 1997

INVESTMENT INCOME:
Interest............................................                 $31,881,969


EXPENSES:
Management fees ($2,898,736) and directors'
  fees ($25,235)  ..................................   $ 2,923,971
Dividend disbursing, transfer agent and shareholder
  servicing fees ...................................     1,641,945
Reports and statements to shareholders .............       204,647
Accounting Fee and Salaries ........................       185,637
Distribution expenses ..............................       106,489
Federal and state registration fees ................        72,728
Professional fees ..................................        57,000
Custodian fees .....................................        41,928
Taxes (other than taxes on income) .................         6,108
Other ..............................................        70,615     5,311,068
                                                       -----------     ---------
NET INVESTMENT INCOME ..............................                 $26,570,901
                                                                     -----------

                             See accompanying notes

Delaware Group Cash Reserve, Inc.
Statements of Changes in Net Assets
                                                Year Ended         Year Ended
                                                  3/31/97            3/31/96
                                             ----------------------------------
OPERATIONS:
Net investment income ....................   $    26,570,901    $    29,636,241
                                             ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income
   Delaware Cash Reserve A Class .........       (25,574,118)       (28,739,955)
   Delaware Cash Reserve B Class .........          (204,095)           (74,692)
   Delaware Cash Reserve C Class .........           (31,607)            (1,591)
   Delaware Cash Reserve Consultant Class           (761,081)          (820,003)
                                             ---------------    ---------------
                                                 (26,570,901)       (29,636,241)
                                             ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
   Delaware Cash Reserve A Class .........     1,641,997,821        863,751,720
   Delaware Cash Reserve B Class .........        26,424,821         13,054,027
   Delaware Cash Reserve C Class .........         5,457,412            664,891
   Delaware Cash Reserve Consultant Class        193,065,655        162,437,882
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income:
   Delaware Cash Reserve A Class .........        24,611,275         27,828,422
   Delaware Cash Reserve B Class .........           186,993             68,533
   Delaware Cash Reserve C Class .........            30,039              1,592
   Delaware Cash Reserve Consultant Class            728,644            803,490
                                             ---------------    ---------------
                                               1,892,502,660      1,068,610,557
                                             ---------------    ---------------

Cost of shares repurchased:
   Delaware Cash Reserve A Class .........    (1,657,217,020)      (912,087,916)
   Delaware Cash Reserve B Class .........       (21,751,102)        (6,083,457)
   Delaware Cash Reserve C Class .........        (2,992,976)          (362,411)
   Delaware Cash Reserve Consultant Class       (190,670,002)      (161,283,826)
                                             ---------------    ---------------
                                              (1,872,631,100)    (1,079,817,610)
                                             ---------------    ---------------

Increase (Decrease) in net assets derived
   from capital share transactions .......        19,871,560        (11,207,053)
                                             ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS ....        19,871,560        (11,207,053)
                                             ---------------    ---------------

NET ASSETS:
Beginning of period ......................       614,259,953        625,467,006
                                             ---------------    ---------------
End of period ............................   $   634,131,513    $   614,259,953
                                             ---------------    ---------------

                             See accompanying notes

                               1997 annual report                             5

DELAWARE GROUP CASH RESERVE, INC.
FINANCIAL HIGHLIGHTS
MARCH 31, 1997

 ...........................................................................................................
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Cash Reserve A Class
                                                          -------------------------------------------------
                                                                             Year Ended
                                                           3/31/97   3/31/96   3/31/95   3/31/94   3/31/93

Net asset value, beginning of period .................... $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000

Income from investment operations:
    Net investment income ...............................   0.0452    0.0490    0.0394    0.0227    0.0283
                                                          --------  --------  --------  --------  --------
    Total from investment operations ....................   0.0452    0.0490    0.0394    0.0227    0.0283
                                                          --------  --------  --------  --------  --------
Less distributions:
    Dividends from net investment income ................  (0.0452)  (0.0490)  (0.0394)  (0.0227)  (0.0283)
                                                          --------  --------  --------  --------  --------
    Total distributions .................................  (0.0452)  (0.0490)  (0.0394)  (0.0277)  (0.0283)
                                                          --------  --------  --------  --------  --------
Net asset value, end of period .......................... $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000
                                                          ========  ========  ========  ========  ========
Total return ............................................     4.61%     5.01%     4.01%     2.28%     2.87%

Ratios/supplemental data:
    Net assets, end of period (000) omitted ............. $594,877  $585,485  $605,993  $699,112  $672,034
    Ratio of expenses to average net assets .............     0.88%     0.95%     1.01%     1.00%     0.90%
    Ratio of net investment income to average net assets.     4.52%     4.90%     3.91%     2.27%     2.88%


                                                              Delaware Cash Reserve       Delaware Cash Reserve
                                                                   B Class                       C Class
                                                       -----------------------------------------------------------
                                                                               Period                Period
                                                           Year       Year    5/2/94(1)     Year   11/29/95(2)
                                                           Ended     Ended       to         Ended     to
                                                          3/31/97   3/31/96    3/31/95     3/31/97  3/31/96
Net asset value, beginning of period .................... $1.0000   $1.0000   $1.0000      $1.0000  $1.0000

Income from investment operations:
    Net investment income................................  0.0352    0.0390    0.0279       0.0351   0.0124
                                                          -------   -------   -------      -------  -------
    Total from investment operations ..................... 0.0352    0.0390    0.0279       0.0351   0.0124
                                                          -------   -------   -------      -------  -------
Less distributions:
    Dividends from net investment income ................ (0.0352)  (0.0390)  (0.0279)     (0.0351) (0.0124)
                                                          -------   -------   -------      -------  -------
    Total distributions.................................. (0.0352)  (0.0390)  (0.0279)     (0.0351) (0.0124)
                                                          -------   -------   -------      -------  -------
Net asset value, end of period .......................... $1.0000   $1.0000   $1.0000      $1.0000  $1.0000
                                                          =======   =======   =======      =======  =======
Total return(3)..........................................    3.58%     3.97%     3.10%        3.58%    1.24%

Ratios/supplemental data:
    Net assets, end of period (000 omitted).............. $12,988    $8,127    $1,088       $2,799     $304
    Ratio of expenses to average net assets..............    1.88%     1.95%     2.01%        1.88%    1.95%
    Ratio of net investment income to average net assets.    3.52%     3.90%     2.91%        3.52%    3.90%

                                                   See accompanying notes.

-------
PART 2
-------

                                                                        Delaware Cash Reserve
                                                                          Consultant Class
                                                          ------------------------------------------------
                                                                             Year Ended
                                                          3/31/97   3/31/96    3/31/95     3/31/94  3/31/93
Net asset value, beginning of period .................... $1.0000   $1.0000   $1.0000      $1.0000  $1.0000

Income from investment operations:
    Net investment income................................  0.0427    0.0465    0.0369       0.0202   0.0259
                                                          -------   -------   -------      -------  -------
    Total from investment operations ..................... 0.0427    0.0465    0.0369       0.0202   0.0259
                                                          -------   -------   -------      -------  -------
Less distributions:
    Dividends from net investment income ................ (0.0427)  (0.0465)  (0.0369)     (0.0202) (0.0259)
                                                          -------   -------   -------      -------  -------
    Total distributions.................................. (0.0427)  (0.0465)  (0.0369)     (0.0202) (0.0259)
                                                          -------   -------   -------      -------  -------
Net asset value, end of period .......................... $1.0000   $1.0000   $1.0000      $1.0000  $1.0000
                                                          =======   =======   =======      =======  =======
Total return(3)..........................................    4.36%     4.75%     3.75%        2.04%    2.62%

Ratios/supplemental data:
    Net assets, end of period (000 omitted).............. $23,468   $20,344   $18,386       $22,561 $13,191
    Ratio of expenses to average net assets..............    1.13%     1.20%     1.26%        1.25%    1.15%
    Ratio of net investment income to average net assets.    4.27%     4.65%     3.66%        2.02%    2.63%
______________
(1)  Date of initial public offering; ratios and total return have been annualized.
(2)  Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3)  Does not include contingent deferred sales charge, which varies from 1%-4% for Delaware Cash Reserve B Class and 1%
     for Delaware Cash Reserve C Class, depending upon the holding period.

                                                   See accompanying notes.

6                               1997 annual report

Delaware Group Cash Reserve, Inc.
Notes to Financial Statements
March 31, 1997

Delaware Group Cash Reserve, Inc. (the "Fund") is registered as a diversified, open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers four classes of shares.

The Fund's objective is to provide current income by investing in high-quality money market instruments with maturities of no more than 13 months. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities are valued at amortized cost which approximates market value. Security transactions are recorded on the date the securities are purchased or sold (trade date).

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during a reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Premiums and discounts are amortized on a pro-rata basis and included in interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the following rate less fees paid to the independent directors: .50% of the first $500 million of average daily net assets of the Fund, .475% on the next $250 million,
 .45% on the next $250 million, .425% on the next $250 million, .375% on the next $250 million, .325% on the next $250 million, .3% on the next $250 million and .275% on the average daily net assets over $2 billion. At March 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $92,003.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P., (DDLP) the Distributor and an affiliate of DMC, an annual fee of 1.00% of the average daily net assets of B Class and C Class and .25% of the average daily net assets of the Consultant Class. No distribution expenses are paid by A Class. At March 31, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP of $3,232

The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment & Retirement Services, Inc. (DIRSI), affiliates of DMC, to serve as dividend disbursing and transfer agents for the Fund. For the year ended March 31, 1997, the Fund has expensed $1,641,945 for these services. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services. For the year ended March 31, 1997, the Fund has expensed $98,947 for these services. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. At March 31, 1997, the Fund had a liability for dividend disbursing, transfer agent, and accounting service fees and other expenses payable to DSC and DIRSI of $29, 578.

Certain officers of the Investment Manager are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Fund Shares
Transactions in Capital Stock shares of the Fund were as follows:

                                                 Year Ended        Year Ended
                                                   3/31/97          3/31/96
    Delaware Cash Reserve A Class               1,641,997,821      863,751,720
    Delaware Cash Reserve B Class                  26,424,821       13,054,027
    Delaware Cash Reserve C Class                   5,457,412          664,891
    Delaware Cash Reserve Consultant Class        193,065,655      162,437,882

Shares issued upon reinvestment
    of dividends from net investment income:
    Delaware Cash Reserve A Class                  24,611,275       27,828,422
    Delaware Cash Reserve B Class                     186,993           68,533
    Delaware Cash Reserve C Class                      30,039            1,592
    Delaware Cash Reserve Consultant Class            728,644          803,490
                                                -------------    -------------
                                                1,892,502,660    1,068,610,557
                                                -------------    -------------

Shares repurchased:
    Delaware Cash Reserve A Class              (1,657,217,020)    (912,087,916)
    Delaware Cash Reserve B Class                 (21,751,102)      (6,083,457)
    Delaware Cash Reserve C Class                  (2,992,976)        (362,411)
    Delaware Cash Reserve Consultant Class       (190,670,002)    (161,283,826)
                                                -------------    -------------
                                               (1,872,631,100)  (1,079,817,610)
                                                -------------    -------------
    Net increase (decrease)                        19,871,560      (11,207,053)
                                                -------------    -------------

                               1997 annual report                            7

DELAWARE GROUP CASH RESERVE, INC.
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Delaware Group Cash Reserve, Inc.

We have audited the accompanying statement of net assets of Delaware
Group Cash Reserve, Inc. (the "Fund") as of March 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspon dence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Cash Reserve, Inc. at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                           Ernst & Young LLP

Philadelphia, Pennsylvania
May 2, 1997

8                               1997 annual report

This annual report is for the information of Delaware Cash Reserve shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Cash Reserve, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

DAVID K. DOWNES
Executive Vice President, Chief Operating Officer and
Chief Financial Officer
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

(Photo of Globes)

directors & officers

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Delaware Cash Reserve prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.


(Photo of Globes)


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives
1.800.659.2265

MONEY MARKET FUNDS STRIVE TO MAINTAIN A NET ASSET VALUE OF $1 A SHARE. HOWEVER, THERE IS NO GUARANTEE THIS GOAL WILL BE MET. YIELDS FLUCTUATE WITH MARKET CONDITIONS. THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

DELAWARE
GROUP
========
Philadelphia o London



Copy Rights Delaware Distributors, L.P.

Printed in the USA on recycled paper

AR-008[3/97]TKO5/97
(Q-77)